                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 1999


Available Amount to Note Holders:                                                                               8,187,788.98

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                                         --
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                                        --
(iii)        Aggregate of:
               (a) Unreimbursed Servicer Advances                                                                  10,501.24
               (b) Servicer Fees from current and prior Collection Period                                          94,059.94
               (c) Servicing Charges inadvertantly deposited in Collection Account                                        --
(iv)         Premium Amount due on Payment Date and unpaid Premium Amounts                                         24,085.30
(v)          Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                              416.67
(vi)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                                --
(vii)        Class A-1 through A-4 Note Interest on a pari passu basis:
               Class A-1 Note Interest                                                                            127,728.40
               Class A-2 Note Interest                                                                            246,395.18
               Class A-3 Note Interest                                                                            238,484.95
               Class A-4 Note Interest                                                                            331,522.69
(viii)       Class B-1 Note Interest                                                                               27,451.26
(ix)         Class B-2 Note Interest                                                                               17,783.48
(x)          Class B-3 Note Interest                                                                               23,344.79
(xi)         Class A Base Principal Distribution Amount plus Class A Overdue Principal
               Class A-1 Principal Distribution Amount                                                          6,682,818.44
               Class A-2 Principal Distribution Amount                                                                    --
               Class A-3 Principal Distribution Amount                                                                    --
               Class A-4 Principal Distribution Amount                                                                    --
(xii)        Note Insuer Reimbursement Amount                                                                             --
(xiii)       Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                        145,278.67
(xiv)        Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                         72,639.32
(xv)         Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                        145,278.66
(xvi)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                                --
(xvii)       Other Amounts Due Servicer under Servicing Agreement                                                         --
(xviii)      Remaining Amount to Residual Holder                                                                          --


             Reviewed By:



             ------------------------------------------------------------
             E. ROGER GEBHART
             SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JULY 1, 1999




                      Initial         Beginning        Base         Additional       Total            Ending           Ending
                     Principal        Principal       Principal     Principal       Principal        Principal       Certificate
     Class            Balance          Balance      Distribution   Distribution    Distribution       Balance          Factor
--------------   ----------------  --------------- -------------- --------------  --------------- ---------------  --------------
Class A-1           70,687,140.00   29,391,003.23     6,682,818.44          --      6,682,818.44     22,708,184.79     0.3212492
Class A-2           53,856,869.00   53,856,869.00               --          --                --     53,856,869.00     1.0000000
Class A-3           52,510,447.00   52,510,447.00               --          --                --     52,510,447.00     1.0000000
Class A-4           70,687,140.00   70,687,140.00               --          --                --     70,687,140.00     1.0000000
                 ---------------- ---------------  ---------------  ----------  ----------------  ----------------  ------------
  Total Class A    247,741,596.00  206,445,459.23     6,682,818.44          --      6,682,818.44    199,762,640.79     0.8063347
Class B-1            5,385,687.00    4,487,944.87       145,278.67          --        145,278.67      4,342,666.21     0.8063347
Class B-2            2,692,843.00    2,243,972.02        72,639.32          --         72,639.32      2,171,332.70     0.8063347
Class B-3            5,385,687.00    4,487,944.87       145,278.66          --        145,278.66      4,342,666.21     0.8063347
                 ---------------- ---------------  ---------------  ----------  ----------------  ----------------
Total              261,205,813.00  217,665,321.00     7,046,015.09          --      7,046,015.09    210,619,305.91

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of June 30, 1999                                       2,740,744.00
     Investment earnings on amounts in Collection Account                                     12,091.90
     Payments due Collection Account from last 3 business days of Collection Period        1,734,021.70
     Additional contribution for terminated trade-ups and rebooked leases                            --
     Servicer Advance on current Determination Date                                        3,700,931.38
                                                                                        ---------------
       Available Funds on Payment Date                                                     8,187,788.98
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,187,788.98
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,187,788.98
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                       10,501.24
     Unreimbursed Servicer Advances paid                                                      10,501.24
                                                                                        ---------------
       Unreimbursed Servicer Advances remaining unpaid                                               --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,177,287.74
SERVICER FEES
     Servicer Fees due                                                                        94,059.94
     Servicer Fees paid                                                                       94,059.94
                                                                                        ---------------
       Servicer Fees remaining unpaid                                                                --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,083,227.80
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,083,227.80
PREMIUM AMOUNT
     Premium Amount due                                                                       24,085.30
     Premium Amount paid                                                                      24,085.30
                                                                                        ---------------
       Premium Amount remaining unpaid                                                               --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,059,142.50
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                        ---------------
       Indenture Trustee Fee remaining unpaid                                                        --
                                                                                        ---------------
REMAINING AVAILABLE FUNDS                                                                  8,058,725.83

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                           --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                      75,000.00
                                                                                        --------------
     Total Indenture Trustee Expenses paid                                                          --
                                                                                        --------------
       Indenture Trustee Expenses unpaid                                                            --

  REMAINING AVAILABLE FUNDS                                                               8,058,725.83
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                127,728.40
     Class A-2 Note Interest                                                                246,395.18
     Class A-3 Note Interest                                                                238,484.95
     Class A-4 Note Interest                                                                331,522.69
                                                                                        --------------
       Total Class A Interest due                                                           944,131.21
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               7,114,594.62
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                             27,451.26
     Class B-1 Note Interest paid                                                            27,451.26
                                                                                        --------------
       Class B-1 Note Interest remaining unpaid                                                     --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               7,087,143.36
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                             17,783.48
     Class B-2 Note Interest paid                                                            17,783.48
                                                                                        --------------
       Class B-2 Note Interest remaining unpaid                                                     --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               7,069,359.88
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                             23,344.79
     Class B-3 Note Interest paid                                                            23,344.79
                                                                                        --------------
       Class B-3 Note Interest remaining unpaid                                                     --
                                                                                        --------------
  REMAINING AVAILABLE FUNDS                                                               7,046,015.09
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                       6,682,818.44
     Class A Note Principal Balance as of preceding Payment Date                        206,445,459.23
                                                                                        --------------
     Class A Base Principal Distribution Amount paid                                      6,682,818.44
                                                                                        --------------
       Class A Base Principal Distribution Amount remaining unpaid                                  --

     Class A-1 Note Principal Balance as of preceding Payment Date                       29,391,003.23
     Class A-1 Base Principal Distribution Amount paid                                    6,682,818.44
                                                                                        --------------
       Class A-1 Note Principal Balance after distribution on Payment Date               22,708,184.79
                                                                                        --------------

     Remaining Class A Base Principal Distribution Amount                                           --
                                                                                        --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


   Class A-2 Note Principal Balance as of preceding Payment Date                         53,856,869.00
   Class A-2 Base Principal Distribution Amount paid                                                --
                                                                                        --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                 53,856,869.00

   Remaining Class A Base Principal Distribution Amount                                             --
                                                                                        --------------

   Class A-3 Note Principal Balance as of preceding Payment Date                         52,510,447.00
   Class A-3 Base Principal Distribution Amount paid                                                --
                                                                                        --------------
     Class A-3 Note Principal Balance after distribution on Payment Date                 52,510,447.00

   Remaining Class A Base Principal Distribution Amount                                             --
                                                                                        --------------

   Class A-4 Note Principal Balance as of preceding Payment Date                         70,687,140.00
   Class A-4 Base Principal Distribution Amount paid                                                --
                                                                                        --------------
     Class A-4 Note Principal Balance after distribution on Payment Date                 70,687,140.00

 REMAINING AVAILABLE FUNDS                                                                  363,196.65

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                           --
     Note Insuer Reimbursement Amount paid                                                          --
                                                                                        --------------
     Note Insuer Reimbursement Amount remaining unpaid                                              --
 REMAINING AVAILABLE FUNDS                                                                  363,196.65

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                        4,487,944.87
     Class B-1 Base Principal Distribution due                                              145,278.67
     Class B-1 Base Principal Distribution paid                                             145,278.67
                                                                                        --------------
       Class B-1 Base Principal Distribution remaining unpaid                                       --
       Class B-1 Note Principal Balance after distribution on Payment Date                4,342,666.21

 REMAINING AVAILABLE FUNDS                                                                  217,917.98

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                        2,243,972.02
     Class B-2 Base Principal Distribution due                                               72,639.32
     Class B-2 Base Principal Distribution paid                                              72,639.32
                                                                                        --------------
       Class B-2 Base Principal Distribution remaining unpaid                                       --
       Class B-2 Note Principal Balance after distribution on Payment Date                2,171,332.70
 REMAINING AVAILABLE FUNDS                                                                  145,278.66
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


     Class B-3 Note Principal Balance as of preceding Payment Date                        4,487,944.87
     Class B-3 Base Principal Distribution due                                              145,278.67
     Class B-3 Base Principal Distribution paid                                             145,278.66
                                                                                        --------------
       Class B-3 Base Principal Distribution remaining unpaid                                     0.00
       Class B-3 Note Principal Balance after distribution on Payment Date                4,342,666.21
 REMAINING AVAILABLE FUNDS                                                                          --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                    --
     Remaining Indenture Trustee Expenses paid                                                      --
                                                                                        --------------
       Remaining Indenture Trustee Expenses unpaid                                                  --
 REMAINING AVAILABLE FUNDS                                                                          --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                       --
     Other Amounts Due Servicer under Servicing Agreement paid                                      --
                                                                                        --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                          --
 REMAINING AVAILABLE FUNDS                                                                          --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                   --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                  225,743,851.00
      ADCPB, end of Collection Period                                                        218,697,835.91
                                                                                            ---------------
        Base Principal Amount                                                                  7,046,015.09

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                          3,383,167.42
      Servicing Advances collected during the current Collection Period                        3,372,666.18
                                                                                            ---------------
        Unreimbursed Servicing Advances as of current Determination Date                          10,501.24


CALCULATION OF INTEREST DUE

               Beginning                             Current                       Total
               Principal            Interest         Interest       Overdue       Interest
  Class         Balance               Rate             Due          Interest         Due
---------   ---------------        ----------     -------------    ----------   -------------
Class A-1     29,391,003.23            5.2150%       127,728.40            --      127,728.40
Class A-2     53,856,869.00            5.4900%       246,395.18            --      246,395.18
Class A-3     52,510,447.00            5.4500%       238,484.95            --      238,484.95
Class A-4     70,687,140.00            5.6280%       331,522.69            --      331,522.69
Class B-1      4,487,944.87            7.3400%        27,451.26            --       27,451.26
Class B-2      2,243,972.02            9.5100%        17,783.48            --       17,783.48
Class B-3      4,487,944.87            6.2420%        23,344.79            --       23,344.79
            ---------------        ----------     -------------    ----------   -------------
             217,665,321.00            5.5831%     1,012,710.74            --    1,012,710.74

CALCULATION OF PRINCIPAL DUE

                    Base           Base                            Total
                 Principal       Principal       Overdue         Principal
  Class          Amount Pct.       Amount       Principal           Due
---------       ------------    -------------   ----------     -------------
Class A               94.845%    6,682,818.44           --      6,682,818.44
Class B-1              2.062%      145,278.67           --        145,278.67
Class B-2              1.031%       72,639.32           --         72,639.32
Class B-3              2.062%      145,278.67           --        145,278.67
                                -------------   ----------     -------------
                                 7,046,015.09           --      7,046,015.09

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                 225,743,851.00
      Servicer Fee Rate                                                                               0.500%
      One-twelfth                                                                                      1/12
                                                                                            ---------------
      Servicer Fee due current period                                                             94,059.94
      Prior Servicer Fee arrearage                                                                       --
                                                                                            ---------------
      Servicer Fee due                                                                            94,059.94

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 1999


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period             206,445,459.23
      Premium Rate                                                                                    0.140%
      One-twelfth                                                                                      1/12
                                                                                            ---------------
      Premium Amount due Current Period                                                           24,085.30
      Prior Premium Amount arrearage                                                                     --
                                                                                            ---------------
        Total Premium Amount due                                                                  24,085.30

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                            ---------------
        Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                            ---------------
        Total Indenture Trustee Expenses due                                                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                            ---------------
        Total Other Amounts Due Servicer under Servicing Agreement                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 1999



RESTRICTING EVENT DETERMINATION:

                                                                           Yes/No
                                                                           ------
     A) Event of Servicer Termination (Yes/No)                               No
     B) Note Insuer has Made a Payment (Yes/No)                              No
     C) Gross Charge Off Event has Occurred (Yes/No)                         No
     D) Delinquency Trigger Event has Occurred (Yes/No)                      No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                Yes/No
                                                                                                ------
     A) Failure to distribute to the Noteholders all or part of any payment of
        Interest required to be made under the terms of such Notes or the
        Indenture when due; and,                                                                  No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
        Payment Date to the extent that sufficient Available Funds are on deposition the Collection Account of (y) on the Class A-1 Maturity Date,
        the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4
        Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date,
        or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes,
        Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or
        Class B-3 Notes, as the case may be.                                                      No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                                     Event                                                  Yes/No
     ----------   ---------------------------------------------------------------------------------------------------   ------
     6.01(i)      Failure to make payment required                                                                        No
     6.01(ii)     Failure to submit Monthly Statement                                                                     No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                     No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                           No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                                                      No
     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days    No
     6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                               No
     6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.                            No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JULY 1, 1999


Gross Charge Event Calculation:

                                                                                                        Result
                                                                                                    ---------------
     Gross Charge Off Ratio Current Period                                                                     0.36%
     Gross Charge Off Ratio Prior Period                                                                       1.39%
     Gross Charge Off Ratio Second Prior Period                                                                1.40%
                                                                                                               -----
       Average of Gross Charge Off Ratio for Three Periods                                                     1.05%
     Maximum Allowed                                                                                           2.50%

     Gross Charge Off Ratio:

                           ADCPB of                                                                      Gross Charge Off Ratio
                        All Defaulted            Less                                  End of Month           Charge Offs/
                          Contracts           Recoveries           Charge Offs             ADCPB                 ADCPB
                        -------------        -----------           -----------        ---------------    ----------------------
Current Period             155,220.16          89,853.47             65,366.69         218,697,835.91                      0.36%
Prior Period               452,838.88         191,478.27            261,360.61         225,743,851.00                      1.39%
Second Prior Period        479,196.02         207,864.18            271,331.84         232,988,986.66                      1.40%


Delinquency Event Calculation:

                                                                                                       Results
                                                                                                   ---------------
     Delinquency Trigger Ratio Current Period                                                                 3.47%
     Delinquency Trigger Ratio Prior Period                                                                   3.50%
     Delinquency Trigger Ratio Second Prior Period                                                            2.90%
                                                                                                              -----
     Average of Delinquency Trigger Ratios                                                                    3.29%
     Maximum Allowed                                                                                          7.50%

     Delinquency Trigger Ratio:

                                       A                     B                       A/B
                                   ADCPB of                ADCPB of
                              Contract > 30 Days        All Contracts        Delinquency Trigger
                                   Past Due            As of Month-End              Ratio:
                              ------------------       ---------------       -------------------
     Current Period                 7,694,040.38        221,907,231.87                      3.47%
     Prior Period                   7,908,908.45        225,743,851.00                      3.50%
     Second Prior Period            6,763,254.61        232,988,986.66                      2.90%

                                      ADCPB         Delinquency Ratio
                                 -------------      -----------------
     Current                       214,213,191                  96.53%
     31-60 Days Past Due             4,185,711                   1.89%
     61-90 Days Past Due             1,670,760                   0.75%
     91+ Days Past Due               1,837,569                   0.83%
                                     ---------                  -----
     TOTAL                         221,907,232                 100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                       269,284,343.00
     Maximum Substitution (10% of Initial)                           26,928,434.30

     Prior month Cumulative ADCPB Substituted                                   --
     Current month ADCPB Substituted                                    576,042.75
                                                                  ----------------
     Cumulative ADCPB Substituted                                       576,042.75

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 1999


Available Amount to Note Holders:                                                                              8,962,466.21

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                                        --
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                                       --
(iii)        Aggregate of:
                (a) Unreimbursed Servicer Advances                                                                       --
                (b) Servicer Fees from current and prior Collection Period                                       112,179.50
                (c) Servicing Charges inadvertantly deposited in Collection Account                                      --
(iv)         Premium Amount due on Payment Date and unpaid Premium Amounts                                        28,840.85
(v)          Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                             416.67
(vi)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                               --
(vii)        Class A-1 through A-4 Note Interest on a pari passu basis:
                Class A-1 Note Interest                                                                          239,081.37
                Class A-2 Note Interest                                                                          260,047.14
                Class A-3 Note Interest                                                                          221,916.32
                Class A-4 Note Interest                                                                          401,672.54

(viii)       Class B-1 Note Interest                                                                              29,602.18
(ix)         Class B-2 Note Interest                                                                              22,369.57
(x)          Class B-3 Note Interest                                                                              17,712.04
(xi)         Class A Base Principal Distribution Amount plus Class A Overdue Principal
                Class A-1 Principal Distribution Amount                                                        7,228,307.53
                Class A-2 Principal Distribution Amount                                                                  --
                Class A-3 Principal Distribution Amount                                                                  --
                Class A-4 Principal Distribution Amount                                                                  --
(xii)        Note Insuer Reimbursement Amount                                                                            --
(xiii)       Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                       157,137.13
(xiv)        Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                        78,568.57
(xv)         Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                        98,210.71
(xvi)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                               --
(xvii)       Other Amounts Due Servicer under Servicing Agreement                                                        --
(xviii)      Remaining Amount to Residual Holder                                                                  66,404.12


             Reviewed By:



             -----------------------------------------------------------
             E. Roger Gebhart
             Senior Vice President

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JULY 1, 1999


                      Initial         Beginning        Base         Additional       Total            Ending           Ending
                     Principal        Principal       Principal     Principal       Principal        Principal       Certificate
     Class            Balance          Balance      Distribution   Distribution    Distribution       Balance          Factor
--------------   ----------------  --------------- -------------- --------------  --------------- ---------------  --------------
Class A-1          70,688,994.00    57,760,748.62   7,228,307.53            --      7,228,307.53   50,532,441.09        0.7148559
Class A-2          57,258,085.00    57,258,085.00             --            --                --   57,258,085.00        1.0000000
Class A-3          48,068,516.00    48,068,516.00             --            --                --   48,068,516.00        1.0000000
Class A-4          84,119,903.00    84,119,903.00             --            --                --   84,119,903.00        1.0000000
                  --------------   --------------   ------------  ------------      ------------  --------------        ---------
  Total Class A   260,135,498.00   247,207,252.62   7,228,307.53            --      7,228,307.53  239,978,945.09        0.9225152
Class B-1           5,655,120.00     5,374,071.16     157,137.13            --        157,137.13    5,216,934.03        0.9225152
Class B-2           2,827,560.00     2,687,035.58      78,568.57            --         78,568.57    2,608,467.02        0.9225152
Class B-3           3,534,450.00     3,358,794.48      98,210.71            --         98,210.71    3,260,583.77        0.9225152
                  --------------   --------------   ------------  ------------      ------------  --------------
Total             272,152,628.00   258,627,153.84   7,562,223.94            --      7,562,223.94  251,064,929.90

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of June 30, 1999                                       1,840,631.44
     Investment earnings on amounts in Collection Account                                      9,498.68
     Payments due Collection Account from last 3 business days of Collection Period        2,228,436.08
     Additional contribution for terminated trade-ups and rebooked leases                      8,181.07
     Servicer Advance on current Determination Date                                        4,875,718.94
                                                                                        ---------------
       Available Funds on Payment Date                                                     8,962,466.21
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                 --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,962,466.21

INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,962,466.21

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                              --
     Unreimbursed Servicer Advances paid                                                             --
                                                                                        ---------------
       Unreimbursed Servicer Advances remaining unpaid                                               --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,962,466.21

SERVICER FEES
     Servicer Fees due                                                                       112,179.50
     Servicer Fees paid                                                                      112,179.50
                                                                                        ---------------
       Servicer Fees remaining unpaid                                                                --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,850,286.71

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,850,286.71

PREMIUM AMOUNT
     Premium Amount due                                                                       28,840.85
     Premium Amount paid                                                                      28,840.85
                                                                                        ---------------
       Premium Amount remaining unpaid                                                               --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,821,445.87

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                        ---------------
       Indenture Trustee Fee remaining unpaid                                                        --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                8,821,029.20

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                            --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                       75,000.00
                                                                                        ---------------
     Total Indenture Trustee Expenses paid                                                           --
                                                                                        ---------------
       Indenture Trustee Expenses unpaid                                                             --

  REMAINING AVAILABLE FUNDS                                                                8,821,029.20

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                 239,081.37
     Class A-2 Note Interest                                                                 260,047.14
     Class A-3 Note Interest                                                                 221,916.32
     Class A-4 Note Interest                                                                 401,672.54
                                                                                        ---------------
       Total Class A Interest due                                                          1,122,717.35
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                7,698,311.85

CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                              29,602.18
     Class B-1 Note Interest paid                                                             29,602.18
                                                                                        ---------------
       Class B-1 Note Interest remaining unpaid                                                      --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                7,668,709.67

CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                              22,369.57
     Class B-2 Note Interest paid                                                             22,369.57
                                                                                        ---------------
       Class B-2 Note Interest remaining unpaid                                                      --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                7,646,340.10

CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                              17,712.04
     Class B-3 Note Interest paid                                                             17,712.04
                                                                                        ---------------
       Class B-3 Note Interest remaining unpaid                                                      --
                                                                                        ---------------
  REMAINING AVAILABLE FUNDS                                                                7,628,628.06

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                        7,228,307.53
     Class A Note Principal Balance as of preceding Payment Date                         247,207,252.62
                                                                                        ---------------
     Class A Base Principal Distribution Amount paid                                       7,228,307.53
                                                                                        ---------------
       Class A Base Principal Distribution Amount remaining unpaid                                   --

     Class A-1 Note Principal Balance as of preceding Payment Date                        57,760,748.62
     Class A-1 Base Principal Distribution Amount paid                                     7,228,307.53
                                                                                        ---------------
       Class A-1 Note Principal Balance after distribution on Payment Date                50,532,441.09
                                                                                        ---------------

     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                        ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date                        57,258,085.00
     Class A-2 Base Principal Distribution Amount paid                                               --
                                                                                        ---------------
       Class A-2 Note Principal Balance after distribution on Payment Date                57,258,085.00

     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                        ---------------

     Class A-3 Note Principal Balance as of preceding Payment Date                        48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                               --
                                                                                        ---------------
       Class A-3 Note Principal Balance after distribution on Payment Date                48,068,516.00

     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                        ---------------

     Class A-4 Note Principal Balance as of preceding Payment Date                        84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                               --
                                                                                        ---------------
       Class A-4 Note Principal Balance after distribution on Payment Date                84,119,903.00

  REMAINING AVAILABLE FUNDS                                                                  400,320.53

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                            --
     Note Insuer Reimbursement Amount paid                                                           --
                                                                                        ---------------
     Note Insuer Reimbursement Amount remaining unpaid                                               --
  REMAINING AVAILABLE FUNDS                                                                  400,320.53

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                         5,374,071.16
     Class B-1 Base Principal Distribution due                                               157,137.13
     Class B-1 Base Principal Distribution paid                                              157,137.13
                                                                                        ---------------
       Class B-1 Base Principal Distribution remaining unpaid                                        --
       Class B-1 Note Principal Balance after distribution on Payment Date                 5,216,934.03

  REMAINING AVAILABLE FUNDS                                                                  243,183.39

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                         2,687,035.58
     Class B-2 Base Principal Distribution due                                                78,568.57
     Class B-2 Base Principal Distribution paid                                               78,568.57
                                                                                        ---------------
       Class B-2 Base Principal Distribution remaining unpaid                                        --
       Class B-2 Note Principal Balance after distribution on Payment Date                 2,608,467.02
Remaining Available Funds                                                                    164,614.83

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 1999


CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                         3,358,794.48
     Class B-3 Base Principal Distribution due                                                98,210.71
     Class B-3 Base Principal Distribution paid                                               98,210.71
                                                                                        ---------------
       Class B-3 Base Principal Distribution remaining unpaid                                        --
       Class B-3 Note Principal Balance after distribution on Payment Date                 3,260,583.77
REMAINING AVAILABLE FUNDS                                                                     66,404.12
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                     --
     Remaining Indenture Trustee Expenses paid                                                       --
                                                                                        ---------------
       Remaining Indenture Trustee Expenses unpaid                                                   --
 REMAINING AVAILABLE FUNDS                                                                    66,404.12
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                        --
     Other Amounts Due Servicer under Servicing Agreement paid                                       --
                                                                                        ---------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                           --
 REMAINING AVAILABLE FUNDS                                                                    66,404.12
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                             66,404.12

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PREFUNDING ACCOUNTS
COLLECTION PERIOD ENDED JULY 1, 1999


PREFUNDING ACCOUNT
      Prefunded amount used to purchase Subsequent Contracts                                                54,430,525.00
      Prefunding Earnings transferred to the Capitalized Interest Account                                      111,534.79
      Prefunded amount distributed as Principal, if any                                                                --

CAPITALIZED INTEREST ACCOUNT
      Prefunding Earnings transferred from the Capitalized Interest Account                                    111,534.79
      Capitalized Interest Requirement, if any, transferred to the Collection Account                                  --
      Amount transferred to First Sierra, if any                                                               676,251.59

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 1999

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                  269,230,791.93
      ADCPB, end of Collection Period                                                        261,668,567.99
                                                                                            ---------------
         Base Principal Amount                                                                 7,562,223.94

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                          4,503,412.10
      Servicing Advances collected during the current Collection Period                        4,503,412.10
                                                                                            ---------------
         Unreimbursed Servicing Advances as of current Determination Date                                --

CALCULATION OF INTEREST DUE

               Beginning                             Current                       Total
               Principal            Interest         Interest       Overdue       Interest
  Class         Balance               Rate             Due          Interest         Due
---------   ---------------        ----------    --------------    ----------   -------------
Class A-1     57,760,748.62            4.9670%       239,081.37            --      239,081.37
Class A-2     57,258,085.00            5.4500%       260,047.14            --      260,047.14
Class A-3     48,068,516.00            5.5400%       221,916.32            --      221,916.32
Class A-4     84,119,903.00            5.7300%       401,672.54            --      401,672.54
Class B-1      5,374,071.16            6.6100%        29,602.18            --       29,602.18
Class B-2      2,687,035.58            9.9900%        22,369.57            --       22,369.57
Class B-3      3,358,794.48            6.3280%        17,712.04            --       17,712.04
            ---------------        ----------     -------------    ----------   -------------
             258,627,153.84            5.5326%     1,192,401.14            --    1,192,401.14

CALCULATION OF PRINCIPAL DUE

                    Base           Base                            Total
                 Principal       Principal       Overdue         Principal
  Class          Amount Pct.       Amount       Principal           Due
---------       ------------    -------------   ----------     -------------
Class A               95.584%    7,228,307.53           --      7,228,307.53
Class B-1              2.078%      157,137.13           --        157,137.13
Class B-2              1.039%       78,568.57           --         78,568.57
Class B-3              1.299%       98,210.71           --         98,210.71
                                -------------   ----------     -------------
                                 7,562,223.94           --      7,562,223.94


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                             269,230,791.93
      Servicer Fee Rate                                                          0.500%
      One-twelfth                                                                  1/12
                                                                        ---------------
      Servicer Fee due current period                                        112,179.50
      Prior Servicer Fee arrearage                                                   --
                                                                        ---------------
      Servicer Fee due                                                       112,179.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 1999


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period             247,207,252.62
      Premium Rate                                                                                    0.140%
      One-twelfth                                                                                      1/12
                                                                                            ---------------
      Premium Amount due Current Period                                                           28,840.85
      Prior Premium Amount arrearage                                                                     --
                                                                                            ---------------
        Total Premium Amount due                                                                  28,840.85

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                       416.67
      Prior Indenture Trustee Fee arrearage                                                              --
                                                                                            ---------------
        Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                     --
      Prior Indenture Trustee Expenses arrearage                                                         --
                                                                                            ---------------
        Total Indenture Trustee Expenses due                                                             --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                              --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                             --
                                                                                            ---------------
        Total Other Amounts Due Servicer under Servicing Agreement                                       --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 1999


RESTRICTING EVENT DETERMINATION:

                                                                                                                  Yes/No
                                                                                                                  ------
     A) Event of Servicer Termination (Yes/No)                                                                      No
     B) Note Insuer has Made a Payment (Yes/No)                                                                     No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                             No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                  Yes/No
                                                                                                                  ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be
        made under the terms of such Notes or the Indenture when due; and,                                          No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposition the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
        Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B-1 Maturity Date, the Class
        B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes,
        Class B-2 Notes, or Class B-3 Notes, as the case may be.                                                    No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                                                     Event                                                  Yes/No
     ----------   ---------------------------------------------------------------------------------------------------   ------
     6.01(i)      Failure to make payment required                                                                      No
     6.01(ii)     Failure to submit Monthly Statement                                                                   No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                   No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                         No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                                                    No
     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days  No
     6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                             No
     6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JULY 1, 1999


Gross Charge Event Calculation:

                                                                                                        Result
                                                                                                    ---------------
     Gross Charge Off Ratio Current Period                                                                     0.01%
     Gross Charge Off Ratio Prior Period                                                                       0.00%
     Gross Charge Off Ratio Second Prior Period                                                                0.07%
                                                                                                               ----
        Average of Gross Charge Off Ratio for Three Periods                                                    0.03%
     Maximum Allowed                                                                                           2.50%

     Gross Charge Off Ratio:

                             ADCPB of                                                                      Gross Charge Off Ratio
                          All Defaulted            Less                                  End of Month           Charge Offs/
                            Contracts           Recoveries           Charge Offs             ADCPB                 ADCPB
                          -------------        -----------           -----------        ---------------    ----------------------
     Current Period           10,330.45           9,066.45              1,264.00         261,668,567.99                      0.01%
     Prior Period              1,954.81           1,132.22                822.59         269,230,791.93                      0.00%
     Second Prior Period      30,075.25          12,970.46             17,104.79         276,678,016.18                      0.07%


Delinquency Event Calculation:

                                                                                                        Result
                                                                                                    ---------------
     Delinquency Trigger Ratio Current Period                                                                  3.08%
     Delinquency Trigger Ratio Prior Period                                                                    2.92%
     Delinquency Trigger Ratio Second Prior Period                                                             2.12%
                                                                                                               ----
     Average of Delinquency Trigger Ratios                                                                     2.70%
     Maximum Allowed                                                                                           7.50%

     Delinquency Trigger Ratio:

                                       A                     B                       A/B
                                   ADCPB of                ADCPB of
                              Contract > 30 Days        All Contracts        Delinquency Trigger
                                   Past Due            As of Month-End              Ratio:
                              ------------------       ---------------       -------------------
     Current Period                 8,192,375.88        266,200,965.67                      3.08%
     Prior Period                   7,850,158.42        269,230,791.93                      2.92%
     Second Prior Period            4,663,279.81        220,126,531.09                      2.12%

                                      ADCPB      Delinquency Ratio
                                  ------------   -----------------
     Current                       258,008,590               96.92%
     31-60 Days Past Due             4,801,140                1.80%
     61-90 Days Past Due             1,537,807                0.58%
     91+ Days Past Due               1,853,429                0.70%
                                     ---------                -----
     TOTAL                         266,200,966              100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                                    226,204,781.43
     Maximum Substitution (10% of Initial)                                        22,620,478.14

     Prior month Cumulative ADCPB Substituted                                                --
     Current month ADCPB Substituted                                                  47,010.85
                                                                                      ---------
     Cumulative ADCPB Substituted                                                     47,010.85